Exhibit 10.36

SALES DISTRIBUTION AND REPRESENTATION AGREEMENT

THIS SALES DISTRIBUTION AND REPRESENTATION AGREEMENT (“Agreement”), is effective as of May 1, 2020 (the “Effective Date”) by and between (i) SynCardia Systems, LLC, a limited liability company organized under the laws of the State of Delaware with a principal place of business at 1992 East Silverlake Road, Tucson, AZ, 85713, U.S.A. (“SynCardia”) and (ii) State of the Art Medical Products, Inc., a corporation organized under the laws of the State of Pennsylvania with a principal place of business at 41 Canfield Road Cedar Grove, NJ, 07009 (“Company” and together with SynCardia, the “Parties” and each a “Party”).

WHEREAS, SynCardia has developed and manufactures the SynCardia 70cc and 50cc temporary Total Artificial Heart (“TAH-t”), which is the implantable component of the TAH-t system (“TAH-t System”) that provides biomechanical circulation for treating indicated patients at risk of imminent death from biventricular failure and that SynCardia manufactures the products set forth in Exhibit C to this Agreement (the “Products”).

WHEREAS, SynCardia intends to provide Company with the right to represent, promote, and/or sell applicable SynCardia Products and Services after the Effective Date such SynCardia Products that are approved for use by the U.S. Food and Drug Administration (“FDA”) in the territory set forth in Exhibit A to this Agreement (“Territory”).

WHEREAS, Company has experience and expertise in the business of representing, promoting, distributing, and warehousing medical devices in the Territory, including cardiac assist and related products and services, to hospitals in the Territory that could qualify to become Eligible Hospitals (i.e., a hospital that has experience with both heart transplant procedures and MCS Devices or experience with MCS Devices and a formal arrangement to send transplant-eligible patients to an experienced transplant center).

WHEREAS, SynCardia and Company have each determined to enter into this Agreement, which contains the terms and conditions under which Company will sell, support, monitor and report on SynCardia Products in the Territory.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and to other good and valuable consideration as more particularly described below, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

NOW, THEREFORE, Company and SynCardia agree as follows:

1.	Appointment as Exclusive Company

1.1	Appointment by SynCardia. SynCardia hereby appoints Company to sell and/or represent Products in the Territory and grants Company the exclusive right to promote the Products and to solicit orders of the Products for sale or rental in the Territory (“Services”). Such Products may only be sold, rented, re-sold or re-rented by Company to Eligible Hospitals in the Territory that are “Implant Ready” or in the process of qualifying to become “Implant Ready”. SynCardia may sell direct to customers in the Territory only training and other services attendant to the sale or use of the Products (“Service Sales”). SynCardia will pay a commission as per section 3.

1.1.1	Company agrees to use its best efforts to promote the sale of the Products to Eligible Hospitals in the Territory. However, nothing in this Agreement, provides any right to Company to appoint any dealers, distributors, sub-agents or sub-distributors on behalf of SynCardia.

1.1.2	SynCardia agrees that while this Agreement is in effect, SynCardia will not appoint or authorize any third person to sell or represent Products in the Territory and will not, itself, distribute or sell Products in the Territory, except as expressly permitted under the terms of this Agreement to supply of Products to Eligible Hospitals within the Territory in connection with sales of Products by Company.

1.1.3	Company agrees that during the initial term and all renewal terms of this Agreement, all orders for the Products are subject to acceptance by SynCardia. SynCardia shall have the sole and exclusive right in its sole discretion, to set standard pricing of Products and Services, which Company will then communicate to clients. SynCardia reserves the sole right in its sole direction to cease production and sale of any Product, in each case without any liability to Company. Company will be notified of any such action and any Product or Products in Companies inventory, will either be repurchased by SynCardia at the original purchase price paid by Company, or the Product or Products will be replaced with the most recent version of such product at no extra cost to Company.

2.	Term & Termination. The term of this Agreement shall commence on the Effective Date and end on December 31, 2021, and renew for additional two (2) year terms, unless earlier terminated in accordance with this Agreement (the “Term”). SynCardia may terminate this Agreement at the end of any renewal Term without cause upon not less than ninety (90) days’ prior written notice to Company. Company may terminate this Agreement at any time without cause upon not less than sixty (60) days’ prior written notice to SynCardia. Any expiration or termination of this Agreement shall be without prejudice to any obligation of either party that has accrued prior to the effective date of expiration or termination. Upon expiration or termination of this Agreement, neither Company nor SynCardia will have any further obligations except as set forth under this Agreement, including that (a) Company will terminate all Services in progress in an orderly manner as soon as practicable and in accordance with a schedule agreed to by SynCardia, unless SynCardia specifies in the notice of termination that certain Services in progress should be completed; (b) Company will deliver to SynCardia all Work Product (defined below) made through expiration or termination; (c) SynCardia will pay Company any monies due and owing Company under Section 3 of this Agreement, up to the time of termination or expiration; (d) Company will immediately return to SynCardia all SynCardia Materials (defined below) and other Confidential Information (defined below) and copies thereof provided to Company under this Agreement; and (e) the terms, conditions and obligations under Sections 2 through 8 will survive expiration or termination of this Agreement. Upon termination or non-renewal of this Agreement by SynCardia, SynCardia will pay Company, as consideration for the cancellation of the Agreement, a Termination Payment equal to two (2) times the Gross Profit earned by the Company for the sale of all SynCardia Products, training programs or other services, plus any commission income earned by the sale of training programs, or other services during the twelve (12) month period immediately preceding the date of termination. Gross Profit will be calculated by subtracting the amount a customer paid for the product less the cost the Company paid SynCardia for the Product. This cancellation fee shall be: at the option of SynCardia, (a) Paid in one payment 30 days after cancellation of Agreement, (b) paid to Company in twenty four (24) equal payments, (total fee due divided by twenty four (24) and one twenty fourth (1/24th) paid the first of each month. (c) or in four (8) equal payments. The first payment to be made thirty (30) days after the termination or non-renewal of the Agreement followed by a (7) three payments each ninety (90) days apart, with final payment completed two hundred and seventy (635) days from the first payment. SynCardia will repurchase, at Company’s cost, all Products in Company’s possession and control. Products are undamaged and in their original packaging. SynCardia will be responsible for all freight and shipping costs associated with the return of Products.

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3.	Company Billing, Gross Profit and Commissions

3.1	Company will bill all customers in territory for Products, Training and Services sold. Customers will be billed at the Price established by SynCardia. Company profit for each sale will be the difference between the price paid for Product by Customer less the price paid for the Product by Company. Customers who have special pricing, which are identified in Exhibit E, will be billed by Company at the price approved by SynCardia. Company will pay SynCardia upon receipt of full payment from Customer the difference between the Gross Profit received and the Gross Profit agreed to as per Exhibit E.

3.2	SynCardia will pay a twenty percent (20%) commission for all Training and Services that are billed by SynCardia to customers within the territory. Company will receive the commission, by the end of the following month the customer was billed.

Company will be solely responsible for its own expenses in connection with this Agreement, including, but not limited, to travel, lodging and meals; provided, however, SynCardia and Company agree that any expenses for required training conducted by SynCardia and meetings with required attendance by Company will be allocated as mutually agreed in writing by Company and SynCardia (parties agree that e-mail agreement shall sufficient for such purpose). Upon execution of this Agreement, Company shall submit a W-9/W-8BEN/W-8ECI (as applicable) to SynCardia’s Accounts Payable department at the address above.

3.3	Company will purchase Products solely for the sale of Products within the Territory. SynCardia will sell Products to Company in accordance with Exhibit C.

4.	Additional Company Responsibilities

4.1	Required Documentation for Customer Complaints. Company shall, unless otherwise directed by SynCardia, provide specific documentation relating to customer complaints as may be amended or implemented for all Eligible Hospitals from time to time. Company shall assist SynCardia by provide documentation needed in connection with the reports set forth in Exhibit D to this Agreement.

4.2	Records for Traceability. Company shall maintain records of the distribution of SynCardia Products to allow traceability and shall assure that these records are available for inspection by SynCardia and by regulatory authorities.

4.2.1	Documentation requirements are a material part of this Agreement and non-compliance shall be deemed a material default and cause for termination by SynCardia.

4.2.2	SynCardia shall provide the requirements and forms for such reporting.

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4.3	Hospital Satisfaction. Company shall cooperate with SynCardia to establish and maintain a high level of Hospital satisfaction through marketing plans, user groups, clinical and customer support, and other interactions with the staff of the Eligible Hospitals in the Territory. As requested by SynCardia, Company shall, attend sales and service meetings and training sessions conducted by SynCardia, based on mutual agreement of both parties in advance. If such meeting are held outside of Companies territory, SynCardia and Company will agree to mutually share air, meal and room expenses.

4.4	Licenses and Permits. Company shall, in compliance with all Applicable Laws applicable to its performance pursuant to this Agreement, procure and maintain all licenses and permits necessary to the performance of its business and conduct its business in a manner so as not to bring discredit upon the reputation of Products or SynCardia.

4.5	Governments and International Public Organizations. Company represents and warrants that none of its employees, agents, officers or other members of its management (or any employees, agents, officers or other members of management of any of its Affiliates, sublicensees or permitted subcontractors) are officials, officers, agents or representatives of any government or public international organization. Company will not make any payment, and will ensure that its Affiliates do not make any payment, and will use commercially reasonable efforts to ensure that its sublicensees and permitted subcontractors do not make any payment, either directly or indirectly, of money or other assets, including any compensation Company derives from this Agreement (hereinafter collectively referred to as a “Payment”), to government or political party officials, officials of public international organizations, candidates for public office, or representatives of other businesses or Persons acting on behalf of any of the foregoing (hereinafter collectively referred to as “Officials”) where such Payment would constitute a violation of any Applicable Laws. In addition, regardless of legality, neither Party will knowingly make any Payment, and will ensure that its Affiliates do not make any Payment, and will use commercially reasonable efforts to ensure that its permitted subcontractors do not make any Payment, either directly or indirectly, to Officials if such Payment is made for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of such Party’s business.

4.6	Anti-Bribery Policies and Procedures. By executing this Agreement, Company represents, warrants, or covenants that it has adopted or will adopt promptly after the Effective Date, policies, procedures and processes (collectively, “Anti-Bribery Policies”) to ensure compliance by Company and its Affiliates with anti-bribery laws, such as the United States Anti-Kickback Statute, Foreign Corrupt Practices Act and the UK Bribery Act, each as applicable. Company further represents and warrants that such Anti-Bribery Policies ensure that any fees or other transfers of value paid by Company, its Affiliates or permitted subcontractors to healthcare professionals and healthcare providers shall reflect the fair market value for the services rendered.

5.	Regulatory Requirements; Government Reporting; SynCardia Materials; Work Product.

5.1	Regulatory Status. SynCardia received approval from the FDA for the sale of the 70cc TAH-t System in the United States in 2004, and the 50cc TAH-t System in the United States in March 2020.

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5.2	Regulatory Compliance. Company shall comply with Applicable Laws, including, without limitation, those applicable to the receipt, storage, distribution, sale and service of medical devices.

5.3	Government Reports and Filings

5.3.1	SynCardia agrees to promptly make all reports to and filings with governmental agencies required by Applicable Laws, rules and regulations and to use its best efforts to obtain all approvals, licenses, permits and permissions with respect to SynCardia’s operations pursuant to this Agreement. Company agrees to promptly make and submit to SynCardia all reports and filings relating to Customer Experiences Reports and customer complaints required by Applicable Laws, rules and regulations.

5.3.2	The Parties shall exchange such documents and approvals promptly upon filing or receipt.

5.3.3	SynCardia shall bear all costs of (i) the preparing and making of filings of reports and (ii) the obtaining the approvals, licenses, permits and permissions required by any governmental authorities in the Territory.

5.3.4	Company shall cooperate with SynCardia and assist SynCardia in making such filings and reports and in obtaining such approvals, licenses, permits, permissions and certifications.

5.4	Company shall inform SynCardia within forty-eight (48) hours of first becoming aware of any local, state, national or international regulatory agency inspection related to SynCardia product or inspections that may otherwise impact product quality, regulatory compliance, distribution of product or general business practice.

5.5	Company shall report to SynCardia via email any regulatory agency observations, notices, findings or official regulatory actions against Company that may involve SynCardia product or my otherwise impact product quality, regulatory compliance, distribution of product or general business practice within twenty-four (24) hours of becoming aware of such findings.

5.6	Company shall, upon request by competent authority and/or SynCardia, provide it with all information and documentation that is at their disposal and is necessary to demonstrate conformity of the device.

5.7	Where the Company considers or has reason to believe that the device presents a serious risk or is a falsified device, it shall inform SynCardia in writing, and where applicable SynCardia’s authorized representative, and also the importer and competent authority of the Member State in which it is established.

5.8	Company shall provide periodic status reports or conduct effectiveness checks at the request of SynCardia in accordance with the SynCardia recall strategy. SynCardia shall reimburse Company for all reasonable costs and expenses incurred by Company in connection with such Product advisories and recalls, unless the advisory or recall is due to improper, unauthorized conduct by fault of Company or its representatives.

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5.9	Company shall offer SynCardia Products for sale and use only for a purpose for which such Products are approved in SynCardia labeling, advertising, or instructions for use. If Company becomes aware that any of its employees has marketed, or any of its customers are using any SynCardia Product outside of the approved labeling, Company shall inform SynCardia immediately in writing (SynCardia agrees that e-mail will be sufficient for this type of notice).

5.10	No changes that could impact the quality, scope or effectiveness of the product design shall be made by the Company without SynCardia input and prior written approval.

5.11	Company and SynCardia shall collaborate to evaluate all repair and service requests as to whether they are complaints that are to be reported to SynCardia as described in the following paragraph.

5.12	Complaint Procedures. SynCardia will provide guidance and training to Company regarding receiving complaints from Customers and reporting to SynCardia. Company shall establish and maintain procedures for receiving complaints from customers. Such procedures shall ensure that:

5.12.1	All complaints are processed in a uniform manner and reported to SynCardia in a timely manner;

5.12.2	Oral complaints are documented upon receipt;

5.12.3	Complaints can be evaluated to determine whether they are required to be reported to regulatory authorities; and

5.12.4	Since time is of the essence in meeting statutory reporting time periods, Company shall report complaints to SynCardia within forty-eight (48) hours of the time Company first becomes aware of them.

5.13	Assessment of Operations. Company shall agree to an assessment of its operations by SynCardia at reasonable times of operation, this includes business reviews, updates on warehousing, updates of territory changes SynCardia, in turn, shall give Company reasonable notice of its desire to assess and provide an assessment plan to Company.

5.14	Company Reporting. Company shall promptly and accurately provide SynCardia with all reports and information needed to comply with reporting requirements to SynCardia and associated timing set forth as Exhibit D, as updated from time to time by SynCardia (“Company Reporting”).

5.15	Discontinuance of Products/Expiration of Products. Subject to the requirements of section 1.1.3, SynCardia reserves the right to modify or discontinue the sale or rental of any Products at any time without incurring any liability thereby or any obligation to repurchase or modify Products previously sold by SynCardia to Company. SynCardia shall give Company notice of discontinuance of Products not less than sixty (60) days prior to the discontinuation of any Product.

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5.16	SynCardia Materials and Facilities. Except as provided for herein, SynCardia shall retain exclusive ownership (as between SynCardia and Company) of all rights, title, and interest in and to any and all documents, data, information, records, materials, apparatus, equipment and other physical property furnished or made available by or on behalf of SynCardia to Company in connection with this Agreement (collectively with all associated intellectual property rights therein, the “SynCardia Materials”). Except as is expressly set forth herein, Company shall have no rights, title, or interest in or to any SynCardia Materials, whether by implication, estoppel, or otherwise. Company shall promptly return any SynCardia Materials to SynCardia upon SynCardia’s request. In any event, Company shall return and deliver all SynCardia Materials, including any copies thereof, upon termination or expiration of this Agreement, irrespective of the reason for such termination. Company will use SynCardia Materials only as necessary to perform the Services and will not transfer or make available to any third party the SynCardia Materials without the express prior written consent of SynCardia. Company recognizes that SynCardia’s facilities are private and Company will abide by SynCardia’s security requirements and conditions for access and usage and agrees that only those subjects, areas and programs designated by SynCardia as necessary to fulfill SynCardia’s requirements will be accessed and/or perused Company. In no event will any Confidential Information, programs or other information be copied or removed without SynCardia’s express written approval.

6.	Confidentiality & Non-Use and Non-Solicitation.

6.1.	Definition. SynCardia’s “Confidential Information” means (a) any and all SynCardia Materials (including any and all information contained in or comprising the SynCardia Materials); and (b) all confidential and proprietary data, trade secrets, business plans, and other information of a confidential or proprietary nature in written, electronic or other media, belonging to SynCardia or its subsidiaries or third parties with whom SynCardia may have business dealings, disclosed or otherwise made available to Company by SynCardia or on behalf of SynCardia. Company’s obligations of non-disclosure and non-use under this Agreement will not apply to any portion of Confidential Information that Company establishes by competent proof: (v) was in the public domain at the time of disclosure through no wrongful act on the part of Company; (w) after disclosure, becomes part of the public domain by publication or otherwise, except by a wrongful act on the part of Company; (x) was known to Company at the time of disclosure by SynCardia other than as a result of Company’s breach of any legal obligation; (y) becomes known to Company on a non-confidential basis through disclosure by sources other than SynCardia having the legal right to disclose such Confidential Information; or (z) is independently developed by Company without reference to or reliance upon Confidential Information. Company may disclose the Confidential Information to a governmental authority or by order of a court of competent jurisdiction only if required and provided that the disclosure is subject to all applicable governmental or judicial protection available for like material and reasonable advance notice is given to SynCardia.

6.2.	Obligations. During the Term and for a period of five (5) years thereafter, subject to Section 6.3, Company agrees to (a) hold the Confidential Information in confidence; (b) exercise reasonable precautions to physically protect the integrity and confidentiality of the Confidential Information; (c) not disclose any Confidential Information to any third party without the prior written consent of SynCardia; (d) not use the Confidential Information for any purpose except as may be necessary in the ordinary course of performing Services without the prior written consent of SynCardia; (e) treat Confidential Information with no less than a reasonable degree of care; and (f) reproduce Confidential Information solely to the extent necessary to provide the Services, with all such reproductions being considered Confidential Information. Notwithstanding the foregoing, the non-disclosure and non-use obligations imposed by this Agreement with respect to trade secrets included in the Confidential Information will continue for as long as SynCardia continues to treat such Confidential Information as a trade secret.

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6.3.	Permitted Disclosures. Company understands and acknowledges that nothing in this Agreement or elsewhere prohibits Company from communicating with government agencies about possible violations of federal, state, or local laws or otherwise providing information to government agencies, filing a complaint with government agencies, or participating in government agency investigations or proceedings. Company understands that Company is not required to notify SynCardia of any such communications; provided, however, that nothing herein authorizes the disclosure of information obtained by Company through a communication that was subject to the attorney-client privilege of SynCardia. Further, notwithstanding Company’s non-disclosure and non-use obligations under Section 6.2 of this Agreement, Company understands that Company is hereby advised as follows pursuant to the U.S. Defend Trade Secrets Act: An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.

6.4.	Publication; Publicity. Company shall not use the name, logo, trade name, service mark, or trademark, or any simulation, abbreviation, or adaptation of same, or the name of SynCardia or its subsidiaries for publicity, promotion, or similar non-regulatory uses without SynCardia’s prior written consent including to perform Company’s duties hereunder.

6.5.	During the Term and for a period of eighteen (18) months thereafter, neither Company nor SynCardia, Without written approval from the other party, will solicit or induce, or hire or contract with, any employee or representative of the other, including anyone who worked for the other during the six (6) months prior to the end of the Term.

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7.	Compliance; Representations and Warranties.

7.1.	Compliance with Laws. Company and SynCardia represent and warrant that it will perform its obligations under this Agreement in compliance with (a) all applicable laws, statutes, directives, ordinances, codes, regulations, rules, by-laws, judgments, decrees, and orders of any governmental or regulatory authority, department, body, agency, court, tribunal, bureau, commission, other similar body, whether federal, state, provincial, county, or municipal, in the United States, Canada and European Union (the “EU”) (and/or in any other jurisdiction(s)), including but not limited to (i) the federal and state anti-kickback and fraud and abuse laws and regulations and laws governing payments to and relationships with healthcare professionals and other customers/potential customers, including 42 U.S.C. §1320a-7b(b) and 31 U.S. Code§ 3729, (ii) the federal Food and Drug Administration laws, regulations and guidance, including the federal Food, Drug and Cosmetic Act and the Prescription Drug Marketing Act, (iii) federal and state privacy and data protection laws, including, but not limited to, the federal Health Insurance Portability and Accountability Act of 1996 and the Health Information Technology for Economic and Clinical Health Act (“HIPAA”) and Cal. Civ. Code § 1798.80-.84, and (iv) any law or regulation requiring disclosure of any payments made hereunder ((i)-(v), collectively, “Applicable Laws”); (b) the highest professional standards; (c) any and all SynCardia policies and procedures; and (d) any other compliance requirements provided by SynCardia. Without limiting Company and SynCardia’s obligation to comply with all Applicable Laws in providing Services, Company and SynCardia agree to comply with (i) the United States Foreign Corrupt Practices Act, as amended from time to time, and (ii) the OECD Anti-Bribery Convention with regard to Services, including not offering or giving anything of value to a foreign public official in connection with the performance of the official’s duties or inducing an official to use their position to influence any acts or decisions of any foreign, state or public international organization.

7.2.	Absence of Debarment. Further, Company and SynCardia represent and warrant that it has not been, and is not under consideration to be (a) debarred from providing services pursuant to Section 306 of the United States Federal Food Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) excluded, debarred or suspended from, or otherwise ineligible to participate in, any federal or state health care program or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. §1320a-7b(f)); (c) disqualified by any government or regulatory agencies from performing specific services, and is not subject to a pending disqualification proceeding; or (d) convicted of a criminal offense related to the provision of health care items or services, or under investigation or subject to any such action that is pending. Company and SynCardia will notify the other immediately in writing if it is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of its knowledge, is threatened.

7.3.	Healthcare Compliance; Privacy.

7.3.1.	No Payments/Items of Value to HCPs and HCOs. Except as explicitly set forth in the Agreement or otherwise approved in writing by SynCardia, Company is prohibited from providing any payment, gift, remuneration or other transfer of value to any healthcare organization or healthcare professional, patient organization or patient in connection with the provision of Services without prior written approval from SynCardia.

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7.3.2.	Certain Disclosures and Transparency. Company acknowledges that SynCardia, its affiliates, its collaborators and their affiliates (collectively, “SynCardia Group”) are required to abide by federal and state disclosure laws and certain transparency policies governing their activities including providing reports to the government and to the public concerning financial or other relationships with healthcare providers. Company agrees that SynCardia Group has the right to capture, maintain and disclose, as appropriate and necessary under all Applicable Laws, regulations, or as otherwise deemed necessary by SynCardia: (a) the existence and nature of Company’s relationship with SynCardia; (b) actual services rendered by Company; and (c) direct and indirect payments, transfers of value, and other compensation, ownership or investment interest provided to Company by SynCardia Group.

7.3.3.	Interactions with HCPs. In the event that Company engages or interacts with any healthcare professional or healthcare provider as part of the Services, Company shall comply with the terms and conditions of this Agreement, any and all SynCardia policies and procedures applicable to such interaction, and Applicable Laws. In addition, Company shall only use SynCardia Materials specifically approved for use by Company for the Services, or such other materials as SynCardia may specifically approve for use by Company for the Services in writing in advance, in connection with such interactions.

7.3.4.	Personal Identifiable Information. Notwithstanding anything to the contrary in this Agreement, Company will not disclose to any third party nor use any protected health information, personal data, patient data, or biological samples of patients or subjects enrolled in clinical studies that are the subject of Services (collectively, “Personal Identifiable Information”) except as expressly required by SynCardia and as long as such disclosure and use is in compliance with Applicable Law; and (b) such restrictions on the disclosure and use of Personal Identifiable Information will remain in place for as long as such restrictions are required under Applicable Law. SynCardia’s use and disclosure of Personal Identifiable Information will be in accordance with Applicable Law and the relevant consent documents. In the event that Company, in the course of providing Services to SynCardia, receives, stores, maintains, processes or otherwise has access to Personal Identifiable Information and including, but not limited to, an individual’s name and social security number, driver’s license number or financial number) then Company shall safeguard this information in accordance with Applicable Law, and to the extent that Company experiences a security breach for information generated in connection with this Agreement, Company shall notify SynCardia thereof in writing within twenty-four (24) hours of discovering such security breach.

8.	Misc.

8.	Insurance. Company shall maintain such insurance as shall be reasonably necessary to insure itself against any claim or claims for damages arising out of the Services or this Agreement. Company shall provide evidence of such coverage to SynCardia upon request. SynCardia shall maintain such insurance as shall be reasonably necessary to insure itself against any claim or claims for damages, negligence, product liability, patent protection, arising out of the Services or this Agreement. SynCardia shall name Company as also insured on its product liability policy.

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8.1	Independent Contractor Relationship. Nothing contained in this Agreement shall be deemed to establish an employment relationship between SynCardia and Company, it being the intent of the parties to establish an independent contractor relationship, nor shall Company have authority to bind SynCardia in any manner whatsoever by reason of this Agreement. Company shall at all times while on SynCardia premises observe all security and safety policies of SynCardia. Company is excluded from participating in any fringe benefit plans or programs as a result of the performance of the Services, without regard to Company’s independent contractor status, including, but not limited to, health, sickness, accident or dental coverage, life insurance, disability benefits, accidental death and dismemberment coverage, unemployment insurance coverage, workers’ compensation coverage, 401(k) benefit(s), and any other benefits provided by SynCardia to its employees. Company agrees, as an independent contractor, that Company is not entitled to unemployment benefits in the event this Agreement terminates, or workers’ compensation benefits in the event that Company is injured in any manner or becomes ill while performing the Services under this Agreement. Because Company is an independent contractor, SynCardia will not make any withholdings, deductions, or contributions (e.g., social security, unemployment insurance, disability insurance) from Company’s fees, and will report Company’s fees and other payments to Company on a 1099 form. Company shall bear sole responsibility for paying and reporting its own applicable federal and state income taxes, social security taxes, unemployment insurance, workers’ compensation, and health or disability insurance, retirement benefits, and other welfare or pension benefits, if any, and shall indemnify and hold SynCardia harmless from and against any liability with respect thereto.

8.2	Notices. All notices required or permitted under this Agreement must be in writing. Any notice given under this Agreement shall be deemed delivered when delivered by hand, by certified air mail, or by overnight courier to the parties at their respective addresses set forth above for Company and below for SynCardia or at such other address as either party may provide to the other in writing from time to time. Communications and notices to SynCardia will be sent to:

Notices to SynCardia:

SynCardia Systems, LLC

Attn: President & CEO

1992 East Silverlake Road

Tucson, AZ, 85713, U.S.A.

Notices will be effective upon receipt or at a later date stated in the notice.

8.3	Assignment. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding upon their respective successors and assigns. This Agreement may not be assigned by Company, and Company’s obligations under this Agreement may not be subcontracted or delegated by Company, without the prior written consent of SynCardia, which will not be unreasonably withheld. For clarity, this Agreement may be assigned by SynCardia with prompt notice of such assignment to Company.

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8.4	Specific Enforcement. Company acknowledges that SynCardia will have no adequate remedy at law in the event Company breaches the terms of Sections 6 through 7 of this Agreement. In addition to any other rights it may have, SynCardia shall have the right to seek to obtain in any court of competent jurisdiction injunctive or other relief to restrain any breach or threatened breach of this Agreement.

8.5	Applicable Law; Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A. (without regard to conflict of laws doctrines). The Parties shall exercise their best efforts to settle between themselves in an amicable way any dispute which may arise out of or in connection with this Agreement. The Parties agree that any dispute, controversy or claim arising out of or relating to the Agreement shall be settled by binding arbitration administered by the Rules American Arbitration Association then in effect (the “Arbitration Rules”) (as modified by this Section 8.6), and judgment on the award resulting from the arbitration may be entered in any court i having jurisdiction thereof. The Parties agree that (i) a single arbitrator reasonably knowledgeable about the medical device industry, appointed in accordance with such rules, will make his or her determination in accordance with such rules, (ii) the place of arbitration shall be Tucson, Arizona, U.S.A. (unless other site is agreed by the Parties), (iii) the language of arbitration shall be English, (iv) the expenses of any arbitration, including the reasonable attorney fees of the prevailing Party, shall be borne by the Party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault and (v) the arbitral award shall be rendered in writing and shall state the reasons for the award. In each case, the Parties and arbitrator shall use all diligent efforts to complete such arbitration within thirty (30) days of appointment of the arbitrator. All arbitration proceedings hereunder shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard Confidential Information. Notwithstanding the foregoing, neither Party shall be bound to follow the dispute resolution process described in this Section with respect to any dispute or controversy relating to Section 10 (Confidentiality) of this Agreement for which interim equitable relief from a court is necessary to prevent serious and irreparable injury to a Party. If SynCardia terminates this Agreement with Company, and the Parties are in dispute resolution under this Section of the Agreement, during the time period of the dispute resolution process, SynCardia shall have the right, but not the obligation, to appoint a temporary sales team to provide Product to Eligible Hospitals within the Territory to ensure an uninterrupted supply for hospitals and patients. If SynCardia does appoint a temporary Company, then the arbitrator will be notified and may take this into consideration when deciding on an arbitral award.

8.6	Prior Agreements; Severability; Amendment. This Agreement embodies the entire understanding between the parties with respect to the subject matter of this Agreement and supersedes any prior or contemporaneous agreements with respect to the subject matter of this Agreement. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an authority to be invalid or unenforceable in whole or in part, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of Applicable Laws. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or electronic copy of this Agreement, including the signature pages, will be deemed an original. This Agreement may not be amended, and its terms may not be waived, except pursuant to a written amendment or waiver signed by both parties.

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8.7	Indemnification Relating to SynCardia’s Products. SynCardia will indemnify, defend and hold harmless Company and its officers, directors and employees (collectively, the “Company Indemnitees”) against any and all losses in connection with any and all actions, suits, claims or demands that may be brought or instituted against any Company Indemnitee by any third party arising out of the sale or use of any of SynCardia’s Products. Notwithstanding the foregoing, SynCardia shall have no obligation to indemnify, defend or hold harmless Company Indemnitees to the extent such losses result from a breach of this Agreement by any Company Indemnitee.

[Remainder of this page is intentionally left blank]

Confidential	Page 13 of 19

SIGNATURE PAGE TO

SALES DISTRIBUTION AND REPRESENTATION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the Effective Date.

SYNCARDIA:

SYNCARDIA SYSTEMS, LLC

By:	/s/ Peter Spadaro
Name:	Peter Spadaro
Title:	President

COMPANY:

State of the Art Medical

By:	/s/ Keith D. Lambie
Name:	Keith D. Lambie
Title:	President

Confidential	Page 14 of 19

EXHIBIT A

TERRITORY

Connecticut, Delaware, Maine, Massachusetts, New Hampshire, New Jersey New York, Rhode Island, Vermont, and the following counties in the state of Pennsylvania: Tioga, Lycoming, Union, Snyder, Mifflin, .Juniata, Pen-y, Cumberland, Adams, York, Dauphin, North Cumberland, Montour, Columbia, Sullivan, Bradford, Susquehanna, Wyoming, Lackawanna, Wayne, Pike, Monroe, Carbon, Luzerne, Schuylkill, Northampton, Lehigh, Bucks, Berks, Lebanon, Lancaster, Chester, Delaware, Montgomery, Philadelphia, Adams and Franklin

Hospital Account Name	Location
Albany Med Center Hospital	New York
Alfred I duPont Hospital for Children	Delaware
Beebe Healthcare	Delaware
Boston Children’s Hospital	Massachusetts
Brigham & Women’s Hospital	Massachusetts
Buffalo General Hosp/Children’s Hosp	New York
Buffalo VA Medical Center	New York
Children’s Hospital of Philadelphia	Pennsylvania
Christiana Care Health Services	Delaware
Columbia University Medical Center	New York
Cornell University	New York
Hartford Hospital	Connecticut
Hospital University of Pennsylvania	Pennsylvania
Lehigh Valley Hospital	Pennsylvania
Massachusetts General Hospital	Massachusetts
Montefiore Medical Center	New York
Mount Sinai NYC***	New York
New York University Langone Medical Center**	New York
Newark Beth Israel Medical Center**	New Jersey
Northwell Health (North Shore University Hospital)	New York
Penn State	Pennsylvania
Robert Wood Johnson University Hospital	New Jersey
Robert Wood Johnson University Hospital	New Jersey
St. Peters Health Center	New York
Strong Memorial	New York
Temple University Hospital	Pennsylvania
The Lankenau Hospital	Pennsylvania
Thomas Jefferson Medical Center	Pennsylvania
Tufts Medical Center	Massachusetts
UMass Memorial Medical Center	Massachusetts
Westchester Medical Center	New York
Yale New Haven Hospital	Connecticut

*	State of the Art Medical will own coverage for all states referenced above and for Accounts that may not be listed above but that could present themselves as target opportunities in the future.

**	Company’s transfer price is increased on sales to specified hospitals as follows; after hospital customer pays invoice, Company will rebate to SynCardia a specified percentage of Company’s transfer price to result in Company having the specified gross margin (i.e., the difference between the transfer price from SynCardia to Company and the price charged to the specified customer):

Mt. Sinai NYC, 70CC units: 10%

NYU and Newark Beth Israel, 70CC units: through 12/31/2020:15%; after 12/31/2020: 20%

Confidential	Page 15 of 19

EXHIBIT B

[omitted]

Confidential	Page 16 of 19

EXHIBIT C

[omitted]

Confidential	Page 17 of 19

EXHIBIT D

COMPANY’S REPORTING REQUIREMENTS TO SYNCARDIA
AND ASSOCIATED TIMING

Company will provide SynCardia with the following reports:

1.	Any and all implant/explant of Products in the Territory in accordance the following:

DOCUMENT TITLE	COMPLETION & RETURN TIMEFRAME
Device Tracking Form - Implant	Within 3 days from Implant

Device Tracking Form - Outcome	Within 3 days from Outcome

Companion 2 Driver System Check Form	Within 24 hours from driver checkout or patient switch

Freedom Driver System Test Protocol	Within 24 hours from driver checkout or patient switch

2.	Any information that is required pursuant to Section 8 (Regulatory Requirements; Government Reports and Filings) and this Exhibit.

3.	Quarterly projected Sales Forecasts, to be submitted no later than ten (10) days following the close of the quarter for which such forecast is being provided.

4.	As requested by SynCardia, provide contact information for Eligible Hospitals in the Territory and updates regarding account status and Company activities relating to such Eligible Hospitals and related accounts.

5.	SynCardia will be responsible for all Open Payment reporting on Company’s behalf.

Confidential	Page 18 of 19

Exhibit E

Consignment

a. SynCardia will consign to Company an inventory of specific products and other equipment, in such amounts as the SynCardia and Company deem appropriate. For purposes of this Agreement, consigned product shall be loaned to Company. The quantities of consigned products shall be determined in Addendum A, and adjusted as needed through written agreement from both parties.

b. Consigned Items shall remain the property of the SynCardia. All Inventory shall remain the property of the SynCardia until sold to Company, by the receipt of an invoice from SynCardia. Company is responsible to keep the SynCardia apprised to the movement and location of all consigned inventory. Consigned inventory, may in turn be consigned to hospitals through Company. Company will provide an updated count of all consigned inventory at the end of every three months, or as requested by SynCardia. SynCardia may inspect Company’s records, documenting all sales and inventory of all consigned inventory. At any time on or about the date of expiration or termination of this Agreement, SynCardia may at any time send a representative to verify consigned inventory level at each hospital by providing 7 days’ notice. Company shall assist the SynCardia in this inspection. Notwithstanding the foregoing, Company shall promptly return all consigned Inventory, that is not under contract at a hospital, upon demand by the SynCardia (including in the event Company fails to meet certain creditworthiness standards) or upon the termination, non-renewal or expiration of this Agreement. Company will be financially responsible for any product that has been lost. Company’s responsibility will be forty percent (40%) of the current list price. SynCardia shall be responsible for all shipping and/or freight charges for the delivery and return of all Inventory. SynCardia may periodically furnish Company with statements reflecting the status of Company’s Inventory and Loaner Sets count (“Inventory Statements”). SynCardia may require Company to verify the accuracy of such Inventory Statement. If, following such verification, Company has objections with respect to such Inventory Statement, whether regarding its accuracy, completeness or any other matter, Company shall make such objection(s) known to the SynCardia in writing within thirty (30) days of the date of such Inventory Statement, and shall thereafter work, in good faith, with the SynCardia to reconcile such Inventory Statement.

Consignment Levels

To begin, consignment levels of 1 ea TAH-t Kit 70cc and 1 ea TAH-t Kit 50cc, will be met through minimum stocked inventory levels of 4 total units of TAH-t Kits.

Part Number	Name	Quantities
500101	TAH-t Kit 70cc	1 Ea.
570500-001	TAH-t Kit 50cc	1 Ea

Confidential	Page 19 of 19

AMENDMENT #1 TO SALES REPRESENTATION AGREEMENT

THIS AMENDMENT concerns a certain Agreement entered into by the Parties on May 1, 2020 and is effective as of April 28, 2021 (the “Effective Date”).

WHEREAS, the Parties entered into a SALES REPRESENTATION AGREEMENT (“Agreement”), on May 1, 2020, 2020, by and between (i) SynCardia Systems, LLC, a limited liability company organized under the laws of the State of Delaware with a principal place of business at 1992 East Silverlake Road, Tucson, AZ, 85713, U.S.A. (“SynCardia”) and (ii) State of the Art Medical Products, Inc., a limited liability company organized under the laws of the State of Pennsylvania with a principal place of business at 41 Canfield Road, Cedar Grove, NJ 07009 (“Company” and together with SynCardia, the “Parties” and each a “Party”).

NOW THEREFORE, the Parties hereby agree to amend Agreement as follows:

Exhibit A of Agreement is amended to include coverage of four additional hospital accounts beginning on April 28, 2021. Exhibit A is restated, with additional hospital accounts highlighted, to read in its entirety as set forth on Exhibit A hereto.

Confidential	Page 1 of 4

SIGNATURE PAGE TO AMENDMENT #1

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the Effective Date.

SYNCARDIA:

SYNCARDIA SYSTEMS, LLC

By:	/s/ John Arancio
Name:	John Arancio
Title:	Senior Director of North American Sales
Date:	Feb 5, 2020

COMPANY:

State of the Art Medical Products, Inc.

By:	/s/ Ross Lambie
Name:	Ross Lambie
Title:	Vice President
Date:	2/5/2021

Confidential	Page 2 of 4

EXHIBIT A TO AMENDEMENT #1

TERRITORY

Connecticut, Delaware, Maine, Massachusetts, New Hampshire, New Jersey New York, Rhode Island, Vermont, and the following counties in the state of Pennsylvania: Tioga, Lycoming, Union, Snyder, Mifflin, Juniata, Pen-y, Cumberland, Adams, York, Dauphin, North Cumberland, Montour, Columbia, Sullivan, Bradford, Susquehanna, Wyoming, Lackawanna, Wayne, Pike, Monroe, Carbon, Luzerne, Schuylkill, Northampton, Lehigh, Bucks, Berks, Lebanon, Lancaster, Chester, Delaware, Montgomery, Philadelphia, Adams and Franklin

Hospital Account Name	Location
Albany Med Center Hospital	New York
Alfred I duPont Hospital for Children	Delaware
Allegheny General Hospital	Pennsylvania
Beebe Healthcare	Delaware
Boston Children’s Hospital	Massachusetts
Brigham & Women’s Hospital	Massachusetts
Buffalo General Hosp/Children’s Hosp	New York
Buffalo VA Medical Center	New York
Children’s Hospital of Philadelphia	Pennsylvania
Christiana Care Health Services	Delaware
Columbia University Medical Center	New York
Cornell University	New York
Hartford Hospital	Connecticut
Hospital University of Pennsylvania	Pennsylvania
Lehigh Valley Hospital	Pennsylvania
Massachusetts General Hospital	Massachusetts
Montefiore Medical Center	New York
Mount Sinai NYC***	New York
New York University Langone Medical Center**	New York
Newark Beth Israel Medical Center**	New Jersey
Northwell Health (North Shore University Hospital)	New York
Penn State	Pennsylvania
Robert Wood Johnson University Hospital	New Jersey
Robert Wood Johnson University Hospital	New Jersey
St. Peters Health Center	New York
Strong Memorial	New York
Temple University Hospital	Pennsylvania
The Lankenau Hospital	Pennsylvania
Thomas Jefferson Medical Center	Pennsylvania
Tufts Medical Center	Massachusetts
UMass Memorial Medical Center	Massachusetts
University of Pittsburgh Medical Center	Pennsylvania
UPMC Children’s	Pennsylvania
Westchester Medical Center	New York
West Virginia University	West Virginia
Yale New Haven Hospital	Connecticut

*	State of the Art Medical will own coverage for all states referenced above and for Accounts that may not be listed above but that could present themselves as target opportunities in the future.

Confidential	Page 3 of 4

**	Company’s transfer price is increased on sales to specified hospitals as follows:

After hospital customer pays invoice, Company will rebate to SynCardia a specified percentage of Company’s transfer price to result in Company having the specified gross margin (i.e., the difference between the transfer price from SynCardia to Company and the price charged to the specified customer):

Mt. Sinai NYC, 70CC units: 10%

NYU and Newark Beth Israel, 70CC units: through 12/31/2020:15%; after 12/31/2020: 25%

Confidential	Page 4 of 4

AMENDMENT #2 TO SALES REPRESENTATION AGREEMENT

THIS AMENDMENT concerns a certain Agreement entered into by the Parties on May 1, 2020 and is effective as of April 28, 2021 (the “Effective Date”).

WHEREAS, the Parties entered into a SALES REPRESENTATION AGREEMENT (“Agreement”), on May 1, 2020, 2020, by and between (i) SynCardia Systems, LLC, a limited liability company organized under the laws of the State of Delaware with a principal place of business at 1992 East Silverlake Road, Tucson, AZ, 85713, U.S.A. (“SynCardia”) and (ii) State of the Art Medical Products, Inc., a limited liability company organized under the laws of the State of Pennsylvania with a principal place of business at 41 Canfield Road, Cedar Grove, NJ 07009 (“Company” and together with SynCardia, the “Parties” and each a “Party”).

NOW THEREFORE, the Parties hereby agree to amend Agreement as follows:

Exhibit A of Agreement is amended to include coverage of six additional hospital accounts beginning on April 28, 2021. Exhibit A is restated, with additional hospital accounts highlighted, to read in its entirety as set forth on Exhibit A hereto.

Confidential	Page 1 of 4

SIGNATURE PAGE TO AMENDMENT #2

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the Effective Date.

SYNCARDIA:

SYNCARDIA SYSTEMS, LLC

By:	/s/ John Arancio
Name:	John Arancio
Title:	Senior Director of North American Sales

COMPANY:

State of the Art Medical Products, Inc.

By:	/s/ Ross Lambie	4-27-2021
Name:	Ross Lambie
Title:	Vice President

Confidential	Page 2 of 4

EXHIBIT A TO AMENDEMENT #2

TERRITORY

Connecticut, Delaware, Maine, Massachusetts, New Hampshire, New Jersey, New York, Rhode Island, Vermont, Ohio, and the following counties in the state of Pennsylvania: Tioga, Lycoming, Union, Snyder, Mifflin, .Juniata, Pen-y, Cumberland, Adams, York, Dauphin, North Cumberland, Montour, Columbia, Sullivan, Bradford, Susquehanna, Wyoming, Lackawanna, Wayne, Pike, Monroe, Carbon, Luzerne, Schuylkill, Northampton, Lehigh, Bucks, Berks, Lebanon, Lancaster, Chester, Delaware, Montgomery, Philadelphia, Adams and Franklin

Hospital Account Name	Location
Albany Med Center Hospital	New York
Alfred I duPont Hospital for Children	Delaware
Allegheny General Hospital	Pennsylvania
Beebe Healthcare	Delaware
Boston Children’s Hospital	Massachusetts
Brigham & Women’s Hospital	Massachusetts
Buffalo General Hosp/Children’s Hosp	New York
Buffalo VA Medical Center	New York
Children’s Hospital of Philadelphia	Pennsylvania
Christiana Care Health Services	Delaware
Cincinnati Children’s Hospital	Ohio
Cleveland Clinic Health	Ohio
Columbia University Medical Center	New York
Cornell University	New York
Hartford Hospital	Connecticut
Hospital University of Pennsylvania	Pennsylvania
Lehigh Valley Hospital	Pennsylvania
Massachusetts General Hospital	Massachusetts
Montefiore Medical Center	New York
Mount Sinai NYC ***	New York
Nationwide Children’s Hospital	Ohio
New York University Langone Medical Center**	New York
Newark Beth Israel Medical Center**	New Jersey
Northwell Health (North Shore University Hospital)	New York
Ohio State University	Ohio
Penn State	Pennsylvania
Robert Wood Johnson University Hospital	New Jersey
Robert Wood Johnson University Hospital	New Jersey
St. Peters Health Center	New York
Strong Memorial	New York
Temple University Hospital	Pennsylvania
The Lankenau Hospital	Pennsylvania
Thomas Jefferson Medical Center	Pennsylvania
Tufts Medical Center	Massachusetts
UMass Memorial Medical Center	Massachusetts
University Hospital of Cleveland	Ohio
University of Cincinnati Medical Center	Ohio
University of Pittsburgh Medical Center	Pennsylvania
UPMC Children’s	Pennsylvania
Westchester Medical Center	New York
West Virginia University	West Virginia
Yale New Haven Hospital	Connecticut

*	State of the Art Medical will own coverage for all states referenced above and for Accounts that may not be listed above but that could present themselves as target opportunities in the future.

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**	Company’s transfer price is increased on sales to specified hospitals as follows:

After hospital customer pays invoice, Company will rebate to SynCardia a specified percentage of Company’s transfer price to result in Company having the specified gross margin (i.e., the difference between the transfer price from SynCardia to Company and the price charged to the specified customer):

Mt. Sinai NYC, 70CC units: 10%

Cincinnati Children’s, 50CC and 70CC: 10%

Ohio State University, 50CC and 70CC: 10%

NYU and Newark Beth Israel, 70CC units: through 12/31/2020:15%; after 12/31/2020: 25%

Confidential	Page 4 of 4

AMENDMENT #3 TO SALES REPRESENTATION AGREEMENT

THIS AMENDMENT concerns a certain Agreement entered into by the Parties on May 1, 2020 and is effective as of August 18th, 2021 (the “Effective Date”).

WHEREAS, the Parties entered into a SALES REPRESENTATION AGREEMENT (“Agreement”), on May 1, 2020, 2020, by and between (i) SynCardia Systems, LLC, a limited liability company organized under the laws of the State of Delaware with a principal place of business at 1992 East Silverlake Road, Tucson, AZ, 85713, U.S.A. (“SynCardia”) and (ii) State of the Art Medical Products, Inc., a limited liability company organized under the laws of the State of Pennsylvania with a principal place of business at 41 Canfield Road, Cedar Grove, NJ 07009 (“Company” and together with SynCardia, the “Parties” and each a “Party”).

NOW THEREFORE, the Parties hereby agree to amend Agreement as follows:

Exhibit A of Agreement is amended to include coverage of six additional hospital accounts beginning on August 18, 2021. Exhibit A is restated, with additional hospital accounts highlighted, to read in its entirety as set forth on Exhibit A hereto.

Confidential	Page 1 of 4

SIGNATURE PAGE TO AMENDMENT#3

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the Effective Date.

SYNCARDIA:

SYNCARDIA SYSTEMS, LLC

By:	/s/ Don Webber
Name:	Don Webber
Title:	CEO
Date:	9/10/21

COMPANY:

State of the Art Medical Products, Inc.

By:	/s/ Ross Lambie
Name:	Ross Lambie
Title:	Vice President
Date:	9/9/2021

Confidential	Page 2 of 4

EXHIBIT A TO AMENDEMENT #3

TERRITORY

Connecticut, Delaware, The District of Columbia, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Vermont, Virginia, and West Virginia.

This territory includes all hospitals within this region defined above, below is a list of the anticipated transplant centers which may not include all hospitals in the given regions.

Hospital Account Name	Location
Albany Med Center Hospital	New York
Alfred I duPont Hospital for Children	Delaware
Allegheny General Hospital	Pennsylvania
Beebe Healthcare	Delaware
Boston Children’s Hospital	Massachusetts
Brigham & Women’s Hospital	Massachusetts
Buffalo General Hosp/Children’s Hosp	New York
Buffalo VA Medical Center	New York
Children’s Hospital of Philadelphia	Pennsylvania
Christiana CareHealth Services	Delaware
Cincinnati Children’s Hospital***	Ohio
Cleveland Clinic Health	Ohio
Columbia University Medical Center	New York
Cornell University	New York
Hartford Hospital	Connecticut
Hospital University of Pennsylvania	Pennsylvania
Innova FairFax	Virginia
Johns Hopkins Medical Center	Maryland
Lehigh Valley Hospital	Pennsylvania
Massachusetts General Hospital	Massachusetts
Montefiore Medical Center	New York
Mount Sinai NYC ***	New York
Nationwide Children’s Hospital	Ohio
New York University Langone Medical Center	New York
Newark Beth Israel Medical Center	New Jersey
Northwell Health (North Shore University Hospital)	New York
Ohio State University***	Ohio
Penn State	Pennsylvania
Robert Wood Johnson University Hospital	New Jersey
Robert Wood Johnson University Hospital	New Jersey
Sentara Norfolk	Virginia
St. Peters Health Center	New York
Strong Memorial	New York
Temple University Hospital	Pennsylvania
The Lankenau Hospital	Pennsylvania
Thomas Jefferson Medical Center	Pennsylvania
Tufts Medical Center	Massachusetts
UMass Memorial Medical Center	Massachusetts
University Hospital of Cleveland	Ohio
University of Cincinnati Medical Center	Ohio
University of Maryland Medical Center	Maryland
University of Pittsburgh Medical Center	Pennsylvania
University of Virginia HSC	Virginia
UPMC Children’s	Pennsylvania
VCU Medical Center***	Virginia
Washington Hospital Center	District of Columbia
Westchester Medical Center	New York
West Virginia University	West Virginia
Yale New Haven Hospital	Connecticut

*	State of the Art Medical will own coverage for all states referenced above and for Accounts that may not be listed above but that could present themselves as target opportunities in the future.

Confidential	Page 3 of 4

**	Company’s transfer price is increased on sales to specified hospitals as follows:

After hospital customer pays invoice, Company will rebate to SynCardia a specified percentage of Company’s transfer price to result in Company having the specified gross margin (i.e., the difference between the transfer price from SynCardia to Company and the price charged to the specified customer):

Mt. Sinai NYC, 70CC units: 10%

Cincinnati Children’s, 50CC and 70CC: 10%

Ohio State University, 70CC: 10%

VCU, 50CC and 70CC: 10%

Confidential	Page 4 of 4